UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 8, 2010
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7.01.     Regulation FD.
      On March 8, 2010, MetLife, Inc. issued a press release announcing its agreement to acquire American Life Insurance Company, a subsidiary of American International Group, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.
     The slide presentation attached hereto as Exhibit 99.2, and incorporated herein by reference, will be presented at MetLife, Inc.’s conference call on March 8, 2010 to discuss its agreement to acquire American Life Insurance Company and may be used by MetLife, Inc. in various other presentations to investors. The slide presentation is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.
Item 9.01.     Financial Statements and Exhibits.
      (a) Not applicable.
      (b) Not applicable.
      (c) Not applicable.
      (d) Exhibits

99.1	Press release of MetLife, Inc., dated March 8, 2010, announcing its agreement to acquire American Life Insurance Company. The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

99.2	Slide presentation to be presented at MetLife, Inc.’s conference call on March 8, 2010. The slide presentation is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Executive Vice President

Date: March 8, 2010

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EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

99.1
Press release of MetLife, Inc., dated March 8, 2010, announcing its agreement to acquire American Life Insurance Company. The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

99.2	Slide presentation to be presented at MetLife, Inc.’s conference call on March 8, 2010. The slide presentation is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

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